Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is made as of July 31, 2003, by and among STERIS CORPORATION, an Ohio corporation (“Borrower”), the lending institutions parties to the Credit Agreement, as hereinafter defined (“Lenders”), and KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (“Agent”).

RECITALS:

A. Borrower, Agent and the Lenders are parties to the Credit Agreement, dated as of March 28, 2002 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”).

B. Borrower, Agent and the Lenders desire to further amend the Credit Agreement to modify certain provisions thereof.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable considerations, Borrower, Agent and the Lenders agree as follows:

Section 1. Definitions. Each capitalized term used herein shall be defined in accordance with the Credit Agreement.

Section 2. New Definitions. Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions thereto:

“Debt Placement Holder” means each holder of any of the Indebtedness issued pursuant to the Debt Placement.

“Intercreditor Agreement” means an Intercreditor Agreement, in form and substance acceptable to Agent, among the Debt Placement Holders and Agent, on behalf of and for the benefit of the Lenders, and acknowledged and consented to by Borrower and each Guarantor of Payment, as the same may from time to time be amended, restated or otherwise modified.

Section 3. Amendment to Borrowing Covenant. Section 5.08 of the Credit Agreement is hereby amended to delete subpart (h) and insert in place thereof the following:

(h) (i) Indebtedness of Borrower incurred pursuant to a Debt Placement subsequent to the Closing Date, provided that (A) the aggregate principal amount of the Indebtedness incurred pursuant to such Debt Placement shall not exceed $150,000,000 at any time, (B) the maturity date of the Indebtedness incurred pursuant to such Debt

Placement shall be no earlier than the date that is 90 days after the last day of the Commitment Period as then in effect, (C) the covenants and agreements relating to the Indebtedness incurred pursuant to such Debt Placement are not more restrictive than the covenants and agreements set forth in this Agreement, (D) concurrently with the receipt by Borrower of any proceeds of the Indebtedness incurred pursuant to such Debt Placement, Borrower shall comply with the provisions of Section 2.10(b) and Section 2.12(b) hereof, and (E) if any Indebtedness incurred pursuant to such Debt Placement is to be Subordinated Indebtedness, such Subordinated Indebtedness shall be subject to a subordination agreement or other subordination provisions satisfactory to Agent and the Required Lenders, and (ii) any guaranty of the foregoing Indebtedness by any Domestic Subsidiary, which guarantees may, at the request of the Debt Placement Holders, be subject to the Intercreditor Agreement.

Section 4. Amendment to Lien Covenant. Section 5.09 of the Credit Agreement is hereby amended to add the following new subpart (h) thereto:

(h) Liens in favor of the Debt Placement Holders or a collateral agent acceptable to Agent (with the understanding that the collateral agent may be Agent or any of the Lenders) on 65% of the capital stock (or other equity interest) of each fist-tier Foreign Subsidiary securing the Indebtedness incurred pursuant to Section 5.8(h) hereof, which Liens may, if necessary in the opinion of Agent or at the request of the Debt Placement Holders, be subject to the Intercreditor Agreement.

Section 5. Conditions Precedent. The amendments set forth in this Amendment shall become effective upon the satisfaction of the following conditions precedent:

(a) This Amendment has been executed by Borrower, Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to Agent;

(b) This Amendment has been consented and agreed to by each Guarantor of Payment; and

(c) Borrower shall provide such other items and shall satisfy such other conditions as may be reasonably required by Agent and the Lenders.

Section 6. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officials executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; and (e) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

Section 7. Credit Agreement Unaffected. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.

Section 8. Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Section 9. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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Section 10. JURY TRIAL WAIVER. BORROWER, AGENT, THE LENDERS AND EACH GUARANTOR HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT, THE LENDERS, EACH GUARANTOR, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

STERIS CORPORATION

By:

Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:

Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:

Name:
Title:

HARRIS TRUST AND SAVINGS BANK

By:

Name:
Title:

NATIONAL CITY BANK

By:

Name:
Title:

THE BANK OF NEW YORK

By:

Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:

Name:
Title:

BANK ONE, NA

By:

Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:

Name:
Title:

FLEET NATIONAL BANK

By:

Name:
Title:

FIRSTMERIT BANK, N.A.

By:

Name:
Title:

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

Each of the undersigned (collectively, the “Guarantors” and, individually, each a “Guarantor”) consents and agrees to and acknowledges the terms of Amendment No. 3 to Credit Agreement, dated as of July 31, 2003 (the “Amendment”). Each Guarantor specifically acknowledges the terms of and consents to the waivers set forth in the Amendment. Each Guarantor further agrees that its obligations pursuant to the Guaranty of Payment that it executed in connection with the Credit Agreement shall remain in full force and effect and be unaffected hereby.

Each Guarantor, by signing below, hereby waives and releases Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates, and subsidiaries from any and all claims, offsets, defenses, and counterclaims of which any of the Guarantors are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT, THE LENDERS, THE GUARANTORS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, this Guarantor Acknowledgment and Agreement has been duly executed and delivered as of the date of the Amendment.

MEDICAL & ENVIRONMENTAL DESIGNS, INC.
ECOMED, INC.
AMERICAN STERILIZER COMPANY
STERIS EUROPE, INC.
STERIS ASIA PACIFIC, INC.
STERIS INC.
HTD HOLDING CORP.
HSTD LLC
HAUSTED, INC.
ISOMEDIX INC.
ISOMEDIX OPERATIONS INC.

By:

Name:
Title:
of, and on behalf of, each of the above Guarantors